                                                                                                 Exhibit 10-4

Loan Agreement

This Loan Agreement (“Agreement”) is made effective the 10/11/2010.

BETWEEN:	Zenith Estates, Inc (the “Lender”), a corporation organized and existing under the laws of the state of Nevada, with its head office located at: 405 Lexington Avenue, #2628 New York, NY 10174
AND:
QLotus Holdings, Inc (the “Borrower”), a corporation organized and existing under the laws of the state of state of Nevada, with its head office located at:

500 North Dearborn Street, Suite 605
Chicago, Illinois 60654

1.           LOAN DETAILS

Zenith Estates, Inc will advance an additional $150,000 in two separate tranches of $75,000 each with the following understandings:

1.           The first $75,000 will be made available upon signing this Loan Agreement (within 3 business days).

1.1.
The Borrower will formalize its board, sign up and pay for DTCC (Depository Trust & Clearing Corporation) so that the sheets are forthcoming as soon as possible to the company and to Zenith Estates, Inc.

1.2.	The Borrower will be responsible for paying auditing firm(s) to keep quarterly filings up to date and on time.

1.3.	The Borrower proceeds with filing registration for not less than 1 million shares of common stock for the United Securities of Switzerland AG transaction.

1.4.	The Borrower agrees to issue bond(s) and or common stock to secure all funds already advanced by Zenith Estates, Inc. to QLotus Holdings, Inc. (list will be detailed and delivered).

2. The second $75,000 will be transferred within 3 business day of Zenith Estates, Inc (or designee) receiving confirmation of the above mentioned items and actual physical bond(s) and or common stock securing all advances to date, along with the secured instrument(s), letter from auditing firm(s) and SEC counsel stating they are proceeding and documenting payment(s) to them all or in part.

3. QLotus Holdings, Inc. shall pass a resolution to state that any issuance of stock, options, warrants or any capital changes to the structure of the company QLotus Holdings, Inc must be accompanied by the signature of one of the corporate officers and current corporate counsel Brenton Homer Esq.  A copy of the Board Resolution documenting any changes will be entered into the Corporate Minutes of QLotus Holdings, Inc. and a copy shall be sent to Brenton Homer Esq. and Pacific Stock Transfer Agency.

4. An outside comptroller will be appointed by QLotus Holdings, Inc. (suggested by Corporate Counsel on a consu1ting basis month to month not to exceed $5,000 a month) and said comptroller will sign and/or authorize all expenditures checks/wires along with the signature of Robert Daskal, CFO. Therefore, it will be required that all expenses over $1,000 be approved by Robert Daskal, CFO and the outside comptroller.  A Board resolution to that effect will be signed and entered into THE Corporate Minutes of QLotus Holdings, Inc.

2.           RESPONSIBILITY

Although this Agreement may be signed below by more than one person, Borrower understands that we are each as individuals responsible for paying back the full amount.

3.           BREAKDOWN OF LOAN

Amount of Loan:                                           $150,000 in two tranches of $75,000
Other (Describe):                                           Loan to be disbursed based on satisfying requirements above.
Total of payments:	Described in the Letter of Intent with United Securities of Switzerland AG

4.	REPAYMENT I PROMISE TO PAY

The payback terms of the $150,000 are to be deducted from the funds advanced under the executed Agreement with United Securities of Switzerland AG at a rate of not less than $75,000/tranche(s) assuming United Securities of Switzerland funds in $150,000 tranches as per the Letter of Intent.

6.           CO-BORROWERS

If Borrower is signing this Agreement as a co-borrower, Borrower agrees to be equally responsible with the Borrower of this loan.

LENDER

/s/ John J. Fasola ____________________________________
Authorized Signature

John J. Fasola, President/CEO ____________________________________
Print Name and Title

10/11/2010
____________________________________
Date

BORROWER

/s/ Marckensie Theresias ______________________________________
Authorized Signature

Marckensie Theresias, Chairman/CEO  _____________________________________
Print Name and Title

10/12/2010
_____________________________________
Date